                                                                    EXHIBIT 23.4

                          CONSENT OF INSIGNIA/ESG, INC.

         We consent to all references to us in Amendment No. 6 to the Registration Statement on Form S-4 of Shelbourne Properties III, Inc. under the captions "SUMMARY," "ALTERNATIVES TO THE CONVERSION," "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" and "EXPERTS".


                                                    INSIGNIA/ESG, INC.

New York, New York
February 6, 2001